UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2023
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ROOT, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39658	84-2717903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 E. Rich Street, Suite 500 Columbus, Ohio		43215
(Address of Principal Executive Offices)		(Zip Code)
(866) 980-9431
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ROOT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2023, Megan Binkley was named interim Chief Financial Officer and Treasurer of Root, Inc. (the “Company”), effective immediately. Ms. Binkley, age 39, previously served as the Company’s Deputy Chief Financial Officer, effective November 2022 and Chief Accounting Officer from April 2019 to November 2022, and has served as the Company’s principal accounting officer since April 2019. Prior to joining the Company, Ms. Binkley held roles of increasing responsibility at KPMG LLP, a public accounting firm, from September 2007 until March 2019, at which time she was a senior manager. As interim Chief Financial Officer, Ms. Binkley will serve as the Company’s principal financial officer and also will continue to serve as the Company’s principal accounting officer. A copy of the Executive Employment Agreement between the Company and Ms. Binkley is attached hereto as Exhibit 10.1.

On March 1, 2023, Robert Bateman was terminated for cause as an employee and Chief Financial Officer and Treasurer of the Company and from any other position at any subsidiary of the Company to which he had been appointed. Mr. Bateman was terminated for cause in accordance with the terms of his Executive Employment Agreement dated April 11, 2022, including for violation of Company policies. Mr. Bateman’s termination was not related to the Company’s financial or operating results or to any disagreements or concerns regarding the Company’s financial or reporting practices. Mr. Bateman will not be entitled to any severance payment in connection with the termination of his employment. He will receive salary and benefits earned through March 1, 2023.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Executive Employment Agreement between Root, Inc. and Megan Binkley, dated August 19, 2022
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOT, INC.

Dated: March 1, 2023
	By:	/s/ Alexander Timm
Alexander Timm
Chief Executive Officer and Director